EXHIBIT 99.5



                             INTERCREDITOR AGREEMENT
                             -----------------------

      THIS INTERCREDITOR AGREEMENT, dated as of August 14, 2008 (such agreement as amended, modified, waived, supplemented or restated from time to time, this "Agreement"), is by and among:

      (1) BANK OF AMERICA, N.A., as agent for the lenders under the ABL Agreement (as defined below) (together with its successors and assigns in such capacity, the "ABL Agent");

      (2) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Securitization Trustee under the Securitization Documents (as defined below) (together with its successors and assigns in such capacity, the "Securitization Trustee" and together with the ABL Agent, the "Agents");

      (3) CONN APPLIANCES, INC. (together with its successors and assigns, "Conn"), as the Initial Servicer under the Securitization Documents and as the initial servicer for the ABL Agent hereunder (the "Initial Servicer") and its permitted successors (together with the Initial Servicer, the "Servicer") and as a borrower;

      (4) CONN CREDIT CORPORATION, INC., as a borrower;

      (5) CONN CREDIT I, L.P., as a borrower; and

      (6) BANK OF AMERICA, N.A., as collateral agent for the ABL Agent and the Securitization Trustee hereunder (together with its successors and assigns, the "Collateral Agent").

                                 R E C I T A L S
                                 ---------------

      WHEREAS, Conn has entered into an asset-backed securitization transaction pursuant to which Conn has and will from time to time sell and transfer certain chattel paper, installment sales contracts, revolving charge account agreements, accounts receivable, other assets and related security to Conn Funding II, L.P. (the "Securitization SPV") pursuant to a Receivables Purchase Agreement, dated as of September 1, 2002 (as amended, supplemented and as otherwise modified from time to time, the "Securitization Sale Agreement"), and Securitization SPV has, pursuant to the Indenture, dated as of September 1, 2002 (as supplemented from time to time, the "Securitization Indenture"), in turn, granted a security interest in such receivables, chattel paper, installment sales contracts, revolving charge account agreements, accounts receivable, other assets and related security to the Securitization Trustee, for the benefit of certain secured parties provided therein ((i) the receivables, chattel paper, installment sales contracts revolving charge account agreements, accounts receivable, other assets and related security sold, conveyed or otherwise transferred or pledged or purportedly sold, conveyed or otherwise transferred or pledged to the Securitization SPV (including the Trust Estate as defined in the Securitization Indenture), (ii) any Records (as defined in the Securitization Indenture), (iii) all right, title and interest of Conn, the Borrowers, the Securitization SPV and any of their affiliates, as applicable, in and to returned, repossessed or foreclosed goods and/or merchandise the sale of which gave rise to a receivable transferred or pledged or purportedly transferred or pledged to the Securitization SPV pursuant to the Securitization Sale Agreement (other than a receivable that has been paid in full and the Securitization Trustee has received such payments) (the "Securitization Returned Goods"), (iv) any claims or judgments against Conn, the Borrowers, the Securitization SPV and any of their affiliates in favor of the Securitization Trustee arising out of the transactions contemplated under the Securitization Documents and (v) the Securitization Remittances (as defined below) are collectively referred to herein as the "Securitization Assets"; and the Securitization Sale Agreement, Securitization Indenture and other agreements, instruments or documents executed in connection therewith, as any of the same may be amended, supplemented, waived, modified or restated from time to time, are referred to collectively herein as the "Securitization Documents");

      WHEREAS, Conn Credit Corporation, Inc., Conn and Conn Credit I, L.P. (collectively the "Borrowers"), the ABL Agent and the lenders party thereto (the "Lenders") have entered into a loan transaction (the "ABL Transaction") pursuant to a Loan and Security Agreement, dated as of August 14, 2008 (as amended, supplemented and otherwise modified from time to time, the "ABL Agreement"; the ABL Agreement and all other agreements, instruments or documents executed in connection therewith, as any of the same may be amended, supplemented, waived, modified and restated from time to time are referred to collectively herein as the "ABL Documents" and together with the Securitization Documents, the "Credit Documents"), pursuant to which the Borrowers have pledged all of their respective assets (other than the Securitization Assets), including certain receivables and related security, to the ABL Agent to secure advances made by the Lenders (the specified receivables and related security, and all other assets of Borrowers, including the limited partner interests in the Securitization SPV but excluding any rights in or to the Securitization Assets are referred to herein as the "ABL Assets");

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1.  Appointment of Collateral Agent.

      (a) Each of the Agents hereby appoints and designates Bank of America, N.A. as Collateral Agent with respect to the Master Collection Accounts (as defined below) and the Remittances (as defined below) on deposit therein, to act as agent for each Agent for the purpose, among others, of perfection of each Agent's security interest in the Master Collection Accounts and the Remittances on deposit therein and authorizes the Collateral Agent to take such action on behalf of each Agent with respect to the Master Collection Accounts and to exercise such powers and perform such duties as are hereby expressly delegated to the Collateral Agent with respect to the Master Collection Accounts by the terms of this Agreement, together with such powers as are reasonably incidental thereto.

      (b) The Collateral Agent hereby accepts such appointment and agrees to hold, maintain, and administer, for the exclusive benefit of the Agents, the Remittances on deposit therein. The Collateral Agent acknowledges and agrees that the Collateral Agent is acting and will act with respect to the Master Collection Accounts and the Remittances on deposit therein, for the exclusive benefit of the Agents and shall not be subject with respect to the Master Collection Accounts in any manner or to any extent to the direction of the Initial Servicer, the Borrowers or any of affiliates, except as expressly permitted hereunder.

      Section 2.  Liens and Interests.

      (a) The ABL Agent and the Lenders shall not have or assert, and hereby disclaim, any right, title or interest in (including a security interest or lien) or to any Securitization Assets existing on the date hereof and from time to time thereafter, including the proceeds of any inventory that is subject to a security interest or lien in favor of the ABL Agent or any Lender pursuant to the ABL Documents or otherwise if such proceeds are Securitization Assets; provided, however, that the ABL Agent and the Lenders do not disclaim their rights as a beneficiary of the security interest in the Master Collection Accounts.

      (b) The Securitization Trustee shall not have or assert, and hereby disclaims, any right, title or interest in or to any ABL Assets; provided, however, that (i) the Securitization Trustee does not disclaim its rights as a beneficiary of the security interest in the Master Collection Accounts and (ii) the Securitization Trustee does not disclaim its right to enforce its claims against Conn, the Borrowers, or any of their affiliates or their property arising out of the transactions contemplated under the Securitization Documents.

      (c) Conn has not and will not, and has not permitted and will not permit any Borrower to, grant, sell, convey, assign, transfer, mortgage or pledge (i) the Securitization Assets to any Person (as defined in the Securitization Indenture) other than the Securitization SPV and the Securitization Trustee pursuant to and in accordance with the Securitization Documents, and (ii) the ABL Assets to any Person other than the ABL Agent pursuant to and in accordance with the ABL Documents other than the Master Collection Accounts. Conn represents that it employs a billing process and record keeping process that clearly distinguishes between the ABL Assets and the Securitization Assets and collections and other remittances (including checks, drafts, credit card payments, instruments and cash) with respect thereto (collectively, the
"Remittances"). Without limiting the requirements set forth in the Credit Documents, the Initial Servicer and the Borrowers shall cause all Remittances on the Securitization Assets ("Securitization Remittances") and all Remittances on the ABL Assets ("ABL Remittances") to be directly deposited into the Collection Account (as defined in the Securitization Indenture and solely in the case of Securitization Remittances) or the Master Collection Accounts listed on Schedule I attached hereto; provided, however, upon the occurrence of a Daily Payment Event (as defined in the Securitization Indenture) or a Dominion Trigger Period (as defined in the ABL Agreement), the Servicer and the Borrowers shall cause all (i) ABL Remittances to be directly deposited into a deposit account dedicated solely to the ABL Assets and such ABL Remittances shall no longer be commingled with the Securitization Remittances in the Master Collection Accounts and (ii) Securitization Remittances to be deposited directly into a segregated non-commingled account(s) in accordance with the terms of the Securitization Documents; provided, further, that, notwithstanding the foregoing, if a single Credit Card Remittance (as defined below) containing both ABL Remittances and Securitization Remittances is deposited into a Master Collection Account such Remittances shall then immediately be transferred to the applicable non-commingled accounts.

      (d) In exercising any of its rights or remedies under the ABL Documents or the Securitization Documents, as applicable, with respect to any right, title and interest of Conn as lessee, licensee, owner or otherwise in and to any records (including, without limitation, Records as defined in the Securitization Indenture) and other files (including electronic files), documentation, computer hardware and software and related intellectual property, each of the ABL Agent, the Lenders and the Securitization Trustee agrees that it shall not take any action that would materially impair the rights or ability of any other agent to use such property or the facilities where the same are located in connection with the transactions contemplated under the ABL Documents or the Securitization Documents, as applicable. The parties acknowledge that such property may be necessary to or useful in the servicing, administration and collection of the ABL Assets and the Securitization Assets and agree to cooperate in good faith such that the respective interests of the ABL Agent and the Securitization Trustee therein and with respect thereto shall be protected and preserved.

      (e) The Securitization Trustee hereby agrees that it will not challenge the validity and perfection of the ABL Agent's security interest in the ABL Assets. The ABL Agent hereby agrees that it will not challenge the validity and perfection of the Securitization Trustee's security interest in the Securitization Assets.

      Section 3.  Separation of Collateral.

      (a) Subject to Section 4, the ABL Agent and each Lender hereby agrees promptly to transfer and return to, or in accordance with the written direction of, the Securitization Trustee, at such account or other place as the Securitization Trustee may so instruct, any funds or other property that are received by the ABL Agent or a Lender and that are identified to the ABL Agent by the Servicer or the Securitization Trustee in writing as constituting Securitization Assets. For purposes of maintaining and protecting the Securitization Trustee's interest therein, the Securitization Trustee hereby appoints the ABL Agent as its agent in respect of such funds or other property; provided, that the ABL Agent's sole duty as such agent shall be to hold such funds and other property in trust for the benefit of the Securitization Trustee, to perfect any ownership or security interest of Securitization Trustee therein, and to transfer such funds or other property to or at the written direction of the Securitization Trustee as aforesaid.

      (b) Subject to Section 4 and solely to the extent of available funds on deposit in the Collection Account (as defined in the Securitization Indenture), the Securitization Trustee hereby agrees promptly to transfer and return to, or in accordance with the written direction of, the ABL Agent, such account or other place as the ABL Agent may so instruct, any funds or other property that are received by the Securitization Trustee and that are identified by the Servicer or the ABL Agent to the Securitization Trustee in writing as constituting ABL Assets. For purposes of maintaining and protecting the ABL Agent's interest therein, the ABL Agent hereby appoints the Securitization Trustee as its agent in respect of such funds and other property; provided, that the Securitization Trustee's sole duty as such agent shall be to hold such funds or other property in trust for the benefit of the ABL Agent, to perfect any ownership or security interest of ABL Agent therein, and to transfer such funds or other property to or at the direction of the ABL Agent as aforesaid.

      (c) The ABL Agent, the Lenders, the Securitization Trustee, and Conn each hereby acknowledges that certain related records and other files (including electronic files), documentation, computer hardware, software, intellectual property and similar assets may comprise a portion of the ABL Assets and the Securitization Assets. Each of the parties hereto agrees to cooperate in good faith such that the respective interests of the ABL Agent, the Lenders and the Securitization Trustee (or further assignees of either) in such assets shall be protected and preserved, and, without limiting the obligations of Conn, the Borrowers or Securitization SPV (as applicable) under the Securitization
Documents or the ABL Documents, the ABL Agent, the Lenders and the Securitization Trustee agree to permit each other reasonable access to such assets and the premises of Conn and its affiliates where the same may be located (in each case, to the extent they shall be in the possession or control of such party) as shall be necessary or desirable to manage and realize on the ABL Assets and the Securitization Assets, as the case may be. Except as otherwise provided in the immediately preceding sentence, in the event that any of the ABL Assets or the Securitization Assets become commingled, then each of the ABL Agent and the Securitization Trustee shall, in good faith, cooperate with each other to separate the ABL Assets and the Securitization Assets. If the ABL Agent shall have in its possession or control any of Conn's assets including any records, computer hardware, software and intellectual property related to or necessary or desirable for the servicing of the Securitization Assets, the ABL Agent shall provide the Securitization Trustee and its agents access to such assets and the premises of Conn and its affiliates where the same may be located and such access shall be without condition or charge.

      (d) The out-of-pocket costs and expenses incurred by the parties hereto to effect any separation and/or sharing (including, without limitation, reasonable fees and expenses of auditors and attorneys) required by this Section 3 shall be borne by Conn and payable upon receipt by Conn of an invoice or other documentation. If Conn does not or is unable to pay such amounts, such amounts shall be paid pro rata (based on Remittances) by the ABL Agent and Securitization Trustee. Neither the ABL Agent nor the Securitization Trustee shall be required by this Section 3 to take any action that it believes, in good faith, may prejudice its ability to realize the value of, or to otherwise protect, its interests (and the interests of the parties for which it acts) in the ABL Assets or the Securitization Assets, respectively; provided, that nothing in this sentence shall relieve any of Conn, the Borrowers or Securitization SPV of its obligations hereunder or under the ABL Documents or the Securitization Documents, as applicable, with respect to the ABL Assets or the Securitization Assets.

      (e) The proceeds of any Securitization Returned Goods shall be treated as Securitization Remittances; provided, however, that if any ABL Assets that consist of inventory as defined under Section 9-102 of the Uniform Commercial Code of the State of New York have been commingled with any Securitization Returned Goods and the Securitization Returned Goods cannot be properly identified by the Servicer, the proceeds (whether Remittances or otherwise) related to such inventory shall be applied first, to the Securitization Assets, an amount equal to the fair market value of such Securitization Returned Goods as determined pursuant to the Securitization Documents and as reported by the Securitization Trustee and second, any remaining proceeds, to the ABL Agent.

      (f) Payments made by a credit card issuer or processor or other bill payment service ("Credit Card Remittances") on account of (i) any Securitization Assets shall be treated as Securitization Remittances and (ii) any ABL Assets shall be treated as ABL Remittances; provided, however, that if a single Credit Card Remittance contains both ABL Remittances and Securitization Remittances and the Securitization Remittances cannot be properly identified by the Servicer, such funds shall be deemed to be, first, Securitization Remittances in an amount equal to the aggregate receivable balance of any outstanding receivables that are Securitization Assets paid by credit cards issued by such credit card issuer or processor and second, ABL Remittances.

      Section 4.  Remittances.

      (a) The parties hereto acknowledge that Conn has established (i) post office boxes listed on Schedule I and dedicated solely to the Securitization Remittances and subject to the control of the Securitization Trustee and (ii) post office boxes listed on Schedule I and dedicated solely to ABL Remittances and subject to the control of the ABL Agent. The parties hereto acknowledge that Conn has established deposit accounts listed on Schedule I hereto into which Remittances are initially deposited upon collection, each of which is subject to the control of the Collateral Agent on behalf of the Agents (notwithstanding that any control agreements with respect to such accounts indicate that the Collateral Agent is acting in any other capacity or its individual capacity) (collectively and including any other deposit accounts into which Remittances are deposited but excluding the Collection Account, Finance Charge Account, Principal Account, Payment Accounts, Series Accounts and any other Trust Accounts established under and as defined in the Securitization Documents, the "Master Collection Accounts"). Schedule I may be amended from time to time with the prior written consent of the Agents.

      (b) Subject to the rights and limitations of the Securitization Trustee under the Securitization Documents and until any Agent has delivered a Control Notice substantially in the form of Exhibit B (the "Control Notice") to the Collateral Agent, the Initial Servicer will have access to the Master Collection Accounts. After the receipt of a Control Notice by the Collateral Agent from the Securitization Trustee, the Collateral Agent shall instruct the account bank related to each Master Collection Account to prohibit the Initial Servicer and any other Person other than the Collateral Agent from having access to the Master Collection Accounts.

      (c) The Servicer shall (within two (2) business day of receipt of the associated Remittances by Servicer, Conn, any Borrower, or any other of their affiliates) determine and identify (or cause its agents to determine and identify) which Remittances received in the Master Collection Accounts represent ABL Remittances or Securitization Remittances. In addition, the Servicer shall determine whether any amounts in the Master Collection Accounts do not constitute ABL Remittances or Securitization Remittances, but have nonetheless been paid or deposited thereto in error ("Misdirected Payments").

      (d) Subject to this clause (d), the Servicer shall have authority to deliver the written disbursement instructions identifying Remittances held in the Master Collection Accounts as ABL Remittances or Securitization Remittances. The Servicer shall, or the Collateral Agent shall after the delivery of a Control Notice, wire Remittances representing collected funds from the Master Collection Accounts within two (2) business days of receipt to (i) the account or accounts specified in the written instructions received by the Servicer from the ABL Agent with respect to the ABL Remittances, and (ii) the account or accounts specified in the written instructions received by the Servicer from the Securitization Trustee with respect to the Securitization Remittances. The Initial Servicer agrees to cooperate with any successor Servicer, ABL Agent and Securitization Trustee in effecting the termination of its rights under this Agreement, including providing any successor Servicer, the ABL Agent and the Securitization Trustee, or other party, as the case may be, with such records and reports as are required to determine the disposition of Remittances.

      Each of the parties hereto hereby acknowledges that from time to time the Master Collection Accounts may contain amounts that are not readily identifiable as Securitization Assets or ABL Assets (such amounts, the "Unallocated Amounts"). All amounts constituting Unallocated Amounts for sixty (60) days or more as of the last day of the preceding calendar month shall be deemed to be Securitization Assets. If the Securitization Trustee shall receive any funds distributed in accordance with this clause (d) that is later identified as property of the ABL Agent ("Diverted Funds"), such Diverted Funds shall be repaid to the ABL Agent by reducing the subsequent allocation of funds to the Securitization Trustee by an amount equal to such Diverted Funds and by allocating such Diverted Funds to the ABL Agent.

      If any payments are received by the parties hereto with respect to an obligor that contains receivables that are both Securitization Assets and ABL Assets and the obligor does not designate which receivable to apply such payment against, such payment shall be applied against the oldest receivable that is a Securitization Asset.

      In the event that the Servicer receives a notice from the ABL Agent or the Securitization Trustee challenging the correctness of any disbursements or related Remittances (the "Disputed Amounts"), the Servicer shall maintain an amount equal to the Disputed Amounts in the related Master Collection Account and require such disputing party to resolve such dispute by obtaining the written agreement of the other disputing parties as to the proper allocation of the Disputed Amounts from both the ABL Agent and the Securitization Trustee. In the event the disputing parties cannot resolve such dispute amongst themselves by written agreement, the Servicer shall select an independent public accounting firm (who may also render other services to the ABL Agent or the Securitization Trustee) to determine the proper allocation of the Disputed Amounts. Upon the resolution of a dispute the amount equal to the Disputed Amounts shall be released from the applicable Master Collection Account in accordance with the terms herein. The expenses of such independent public accounting firm shall be paid in accordance with Section 3(d).

      Section 5.  Security Interest in Master Collection Accounts.

      Conn and the Borrowers hereby grant a security interest in all of its right, title and interest (if any) in, to and under the Master Collection Accounts and the Securitization Remittances on deposit in the Master Collection Accounts in favor of the Collateral Agent on behalf of the Securitization Trustee in order to secure the Issuer Obligations (as defined in the Securitization Indenture). Conn and the Borrowers acknowledge they have granted a security interest to the ABL Agent pursuant to the ABL Agreement in all of their rights, title and interest in, to and under the Master Collection Accounts in order to secure the Obligations (as defined in the ABL Agreement). The ABL Agent hereby appoints the Collateral Agent to act on behalf of the ABL Agent in order to perfect its security interest and the Collateral Agent acknowledges it is acting in such capacity.

      Section 6.  Preservation of Bankruptcy Remoteness.

      Notwithstanding anything to the contrary in this Agreement or any other ABL Documents, each of the ABL Agent and each Lender hereby agrees that it shall not:

      (a) institute or join any Person in instituting against the Securitization SPV, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law,

      (b) contest or challenge, or join any other Person in contesting or challenging, the transfers of the Securitization Assets from Conn to the Securitization SPV contemplated by the Securitization Sale Agreement or any other documents or instruments related thereto, whether on the grounds that such transfers were disguised financings, preferential transfers, fraudulent conveyances or otherwise or a transfer other than a "true sale" or a "true contribution",

      (c) (i) assert that any Person and the Securitization SPV should be substantively consolidated or that the Securitization SPV is not or was not a limited partnership separate and distinct from Conn or any other Person, or (ii) challenge the valuation of any Securitization Assets,

      (d) transfer any of its interest in the Securitization SPV or any interest therein, unless the assignee of such interest shall have agreed in writing to be bound by the terms of this Agreement, to any Person,

      (e) exercise any voting rights under the Securitization SPV's limited partnership agreement,

      (f)  attempt to prohibit  or  restrict  any sale or other  transfer of the
Securitization   Assets  or  interfere  in  any  manner  with  the  transactions contemplated under the Securitization Documents,

      (g) alter or cause the alteration of the independent partner provisions of the Securitization SPV's limited partnership agreement or attempt to remove or replace any serving independent director of Conn Funding II GP, LLC, or

      (h) take any action that would cause or constitute a Pay Out Event or Event of Default (as defined in the Securitization Indenture),

in any case, for one year and a day after the date on which all amounts payable to the Secured Parties (as defined in the Securitization Indenture) pursuant to the Securitization Documents shall have been paid in full and any commitments to advance funds to the Securitization SPV under any Securitization Document have terminated. The agreements contained in this paragraph shall survive termination of this Agreement or any documents related hereto or thereto. The ABL Agent and the Lenders hereby acknowledge and agree that the Securitization SPV has no fiduciary duty to the ABL Agent or any Lender based on the pledge of the limited partner interest of the Securitization SPV under the ABL Documents.

      Section 7.  Partial Release of Confidential Information.

      Notwithstanding anything contained in the ABL Documents to the contrary, the Initial Servicer, Conn, and the Borrowers hereby agree that the ABL Agent, the Lenders, the Securitization Trustee and any noteholders party to the Securitization Documents may share any information with respect to the Securitization Assets and the ABL Assets with such other Person, including any audits or inspection of the books and records of Conn, the Initial Servicer, the Borrowers and their affiliates.

      Section 8.  Successor Servicer.

      Any successor servicer appointed under the Securitization Documents shall be the successor Servicer hereunder.

      Section 9. Lenders/Borrowers/Limitation on Amendments to ABL Agent.

      (a) The ABL Agent hereby represents to the Securitization Trustee that it has the power and authority to bind the Lenders by, and the Lenders are bound by, the terms of this Agreement and that pursuant to Section 12.1.1 of the ABL Agreement, the Lenders have agreed to the terms of this Agreement. Conn, the Borrowers and the ABL Agent hereby agree not to amend such Section 12.1.1 of the ABL Agreement without the consent of the Securitization Trustee.

      (b) Conn, the Borrowers, and the ABL Agent hereby agree that no additional parties shall be added as "borrowers" to the ABL Documents if such additional borrowers are not a party to the agreement by joinder and agree to be bound by the terms herein as a "Borrower."

      (c) Conn, the Borrower and the ABL Agent hereby agree not to directly or indirectly amend the last paragraph of Section 7.1 of the ABL Agreement, or the substance thereof, without the written consent of the Securitization Trustee.

      Section 10. Notice Matters.

      All notices and other communications hereunder or in connection herewith shall be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, by facsimile or by overnight delivery service, to the intended party at the address or facsimile number of such party set forth on Exhibit A hereto or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto given in accordance with this paragraph. All notices and communications hereunder or in connection herewith shall be effective only upon receipt. Facsimile transmissions shall be deemed received upon receipt of verbal confirmation of the receipt of such facsimile.

      Section 11. Authorization; Binding Effect; Survival.

      Each of the parties hereto confirms that it is authorized to execute, deliver and perform this Agreement. The obligations of the parties hereunder are enforceable and binding in, and are subject in all events to any laws, rules, court orders or regulations applicable to the assets of Conn, the Securitization SPV, and the Borrowers, or applicable to actions of creditors with respect thereto in connection with any bankruptcy, receivership, reorganization or similar action by or against Conn, the Securitization SPV and the Borrowers. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. The provisions of this Agreement may not be relied upon by any third party for any purpose (except any participants, lenders and secured parties under the ABL Documents or the Securitization Documents, who shall be deemed to be third party beneficiaries with respect to this Agreement). The holders of any Notes (as defined in the Securitization Indenture) shall be third-party beneficiaries of this Agreement.

      Section 12. Integration.

      This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior or contemporaneous agreement and understandings of the parties hereto relating to the subject matter of this Agreement.

      Section 13. Amendments.

      No amendment or supplement to or modification of this Agreement and no waiver of or consent to departure from any of the provisions of this Agreement shall be effective unless such amendment, modification, waiver or consent is in writing and signed by all of the parties hereto and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      Section 14. Governing Law/Subjection to Jurisdiction.

      THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. THE PARTIES HERETO HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF ANY UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF, OR RELATING TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT POSSIBLE, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH PROCEEDING AND ANY CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE AGENTS TO BRING ANY ACTION OR PROCEEDING AGAINST THE CONN, OR ANY OF ITS AFFILIATES OR THEIR PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

      Section 15. Waiver of Jury Trial.

      EACH PARTY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH PARTY FURTHER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT EACH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVER AND CERTIFICATIONS CONTAINED IN THIS SECTION 15.

      Section 16. Headings.

      Captions and section headings are used in this Agreement for convenience of reference only and shall not affect the meaning or interpretation of any provision hereof.

      Section 17. Counterparts.

      This Agreement may be executed in any number of counterparts (including by facsimile) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

      Section 18. Termination/Assignment.

      In the event that all obligations secured by the ABL Assets shall have been paid in full and liens created with respect thereto shall have been terminated or released, then the ABL Agent shall promptly notify the other parties hereto, and the ABL Agent thereafter shall no longer have any rights or obligations hereunder. In the event that all obligations secured by the Securitization Assets shall have been paid in full and the Securitization Documents and liens created thereunder shall have been terminated or released, then the Securitization Trustee shall promptly notify the other parties hereto, and the Securitization Trustee shall no longer have any rights or obligations hereunder. Except as set forth above in this Section 18, the ABL Agent, the Lenders and the Collateral Agent may not terminate its rights and obligations under this Agreement without the prior consent of the Securitization Trustee and the Securitization Trustee may not terminate its rights and obligations under this Agreement without the prior written consent of the ABL Agent, provided nothing herein shall prevent the Securitization Trustee from resigning or being removed pursuant to the terms of the Securitization Documents (and any successor thereto shall be entitled to the benefit of, and be bound by this Agreement). The Initial Servicer and the Borrowers may not terminate its rights and obligations under this Agreement except with the written consent of the ABL Agent and the Securitization Trustee and upon 60 days' prior written notice to the other parties hereto. Any successor Servicer may terminate its rights and obligations under this Agreement in accordance with the terms of the Securitization Documents.

      The Collateral Agent and the ABL Agent shall not assign their rights and obligations under this Agreement to any Person without the written consent of the Securitization Trustee.

      Section 19. Indemnification.

      Conn hereby agrees to indemnify and hold harmless any Successor Servicer, the ABL Agent, the Lenders, the Securitization Trustee, the Securitization SPV and the holders of any Notes (as defined in the Securitization Indenture), and each director, officer, employee, agent and affiliate thereof (collectively, the "Indemnified Parties") from and against any and all losses, liabilities (including liabilities for penalties), claims, demands, actions, suits, judgments, out-of-pocket costs and expenses (including legal fees and expenses) (collectively, the "Indemnified Amounts") arising out of or resulting from the execution, performance and enforcement of this Agreement, except for Indemnified Amounts arising out of or resulting from the gross negligence, willful misconduct or bad faith of the applicable Indemnified Party. The obligations of Conn under this Section 19 shall survive the termination of this Agreement and/or the earlier termination or resignation of an Indemnified Party.

      Section 20. No Constraints; Securitization Documents Amendment; ABL Documents Amendments; No Modifications.

      Nothing contained in this Agreement shall preclude the ABL Agent or the Securitization Trustee from discontinuing its extension of credit to Conn, Securitization SPV, any other Borrower, or any affiliate thereof. Nothing contained in this Agreement shall preclude the ABL Agent or the Securitization Trustee from taking (without notice to any parties hereunder) any other action in respect of Conn, the Securitization SPV, any Borrower, or any affiliate thereof that such person is entitled to take under its applicable Credit Documents so long as such action does not conflict with this Agreement. Among the actions which the ABL Agent or the Securitization Trustee may take are: (a) renewing, extending, and increasing the amount of the debt owing under its applicable Credit Documents; (b) otherwise changing the terms of the applicable Credit Documents; (c) settling, releasing, compromising, and collecting on the related collateral, making (and refraining from making) other secured and unsecured loans and advances to Conn, the Securitization SPV, any Borrower, or any affiliate thereof; and (d) all other actions that such person deems advisable under the applicable Credit Documents. Nothing contained herein shall limit the obligations of the Securitization SPV or the Initial Servicer under the Securitization Documents.

      Section 21. Back-up Servicer.

      Wells Fargo Bank, National Association, as back-up servicer (the "Back-up Servicer") pursuant to the Back-Up Servicing Agreement, dated as of September 1, 2002, as amended, supplemented and as otherwise modified from time to time, hereby agrees that if appointed as the successor servicer pursuant to the Securitization Documents, it shall be bound by the terms hereof as the "Servicer" hereunder; provided, however, that the ABL Agent and the Collateral Agent hereby acknowledge and agree that in the event that the Back-up Servicer serves as the Servicer hereunder, the back-up Servicer will not be acting as agent or fiduciary for or on behalf of the ABL Agent, the Collateral Agent or any Lender, but will be acting solely for the Securitization Trustee, and, by its agreement to be bound by the terms of this Agreement, is undertaking no responsibility to act, with respect to the ABL Remittances, with a level of care greater than successor servicers in like transactions that have not entered into agreement with third parties whose funds may be commingled with funds of a Person as to which it owes a duty to service.

      Section 22. Securitization Trustee's Capacity.

      It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Securitization Trustee (i) this Agreement is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securitization Trustee pursuant to the Securitization Documents in the exercise of the powers and authority conferred and vested in it thereunder and pursuant to instruction set forth in the Securitization Indenture, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust is made and intended not as a personal representation, undertaking or agreement of the Securitization Trustee,
(iii) nothing contained herein shall be construed as creating any liability of Wells Fargo Bank, National Association, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances will Wells Fargo Bank, National Association, in its individual capacity be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.



                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    BANK OF AMERICA, N.A.,
                                    as ABL Agent on behalf of itself and the Lenders and the Collateral Agent


                                    By:   /s/ John Tolle
                                       ---------------------------------------
                                    Name: John Tolle
                                       ---------------------------------------
                                    Title:      Vice President
                                       ---------------------------------------


                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as Securitization Trustee


                                    By:   /s/ Marianna C. Stershic
                                       ---------------------------------------
                                    Name: Marianna C. Stershic
                                         -------------------------------------
                                    Title:      Vice President
                                       ---------------------------------------


                                    CONN CREDIT CORPORATION, INC.,
                                    as a Borrower


                                    By:   /s/ David R. Atnip
                                       ---------------------------------------
                                    Name: David R. Atnip
                                       ---------------------------------------
                                    Title:      Treasurer
                                          ------------------------------------


                                      S-1              Intercreditor Agreement

                                    CONN CREDIT I, L.P.,
                                    as a Borrower
                                    By: Conn Credit Corporation, Inc.,
                                    general partner

                                    By:   /s/ David R. Atnip
                                       ---------------------------------------
                                    Name: David R. Atnip
                                       ---------------------------------------
                                    Title:      Treasurer
                                          ------------------------------------


                                    CONN APPLIANCES, INC.,
                                    as the Initial Servicer and a Borrower


                                    By:   /s/ David R. Atnip
                                       ---------------------------------------
                                    Name: David R. Atnip
                                       ---------------------------------------
                                    Title:      Treasurer
                                          ------------------------------------


                                      S-2              Intercreditor Agreement

Acknowledged and
Agreed to with respect to Section 21

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Back-Up Servicer


By:   /s/ Marianna C. Stershic
     ------------------------
Name: Marianna C. Stershic
     ---------------------
Title:      Vice President
     ---------------------


                                      S-3              Intercreditor Agreement